Exhibit 99.1

SPAR Group Announces Appointment of New President and CEO

WHITE PLAINS, N.Y., August 30, 2017 (GLOBE NEWSWIRE) -- SPAR Group, Inc. (Nasdaq: SGRP), a leading supplier of retail merchandising, business technology and other marketing services in 10 countries throughout North America, Latin America, Asia Pacific and Africa, today announced the appointment of Christiaan M. Olivier as President and CEO, and a member of its board of directors, effective September 5, 2017. As CEO, Olivier will be responsible for the Company’s global strategy and operations.

Olivier has spent more than 25 years as a retail executive. He has successfully led large global organizations bringing positive transformation in strategy, business development, sales and marketing, operations, and M&A. He most recently served as President of Retail Activation at Diversified Agency Services, Omnicom Group, a $15 billion global marketing services company. Olivier also served as President of Advantage Sales and Marketing, a $1 billion+ consumer products sales and marketing agency; as well as Chief Executive Officer of Smollan Group, a sales and marketing services company with operations in Africa, China, Malaysia and Brazil. Olivier earned a BA and MBA from the University of South Africa.

“I have known and followed SPAR Group for many years and am excited to join the team as President and CEO.  SPAR Group has a well-earned reputation of delivering exceptional service and is well-positioned to meet the demands of retailers and consumer packaged goods companies in an ever-changing multi-channel retail environment. I am enthusiastic about the opportunities to build upon the current infrastructure to profitably grow the business and shareholder value,” said Olivier.

Speaking on behalf of SPAR Group's Board of Directors, Mr. Robert Brown, Chairman, said, “After an extensive search, we've selected a leader with a proven track record of success in multiple areas including international business, sales, marketing, operations, technology and M&A. Chris has extensive experience in leading large and complex global organizations, and is a very prominent, and accomplished senior executive, with extensive experience and relationships in the global retail services and solutions industry. We are confident in his ability to lead SPAR’s global mission of being a solutions provider dedicated to helping clients get more out of the store.”

“I want to acknowledge Kori Belzer, who has done a tremendous job since stepping in to fill the President and CEO role in May.” Brown added. SPAR Group’s Chief Operating Officer, Kori Belzer, has served as interim CEO since the company’s previous chief executive, Scott Popaditch, departed in May.  “Chris will be a very effective CEO, as well as a great culture fit for SPAR,” said Belzer. “Chris brings deep retail merchandising experience, and strong leadership qualities. I look forward to working with him.”

About SPAR Group

SPAR Group, Inc. is a diversified international merchandising, business technology and marketing services Company and provides a broad array of services worldwide to help companies improve their sales, operating efficiency and profits at retail locations. The Company provides merchandising and other marketing services to manufacturers, distributors and retailers worldwide, primarily in mass merchandiser, office supply, grocery, drug, dollar, independent, convenience, toy, home improvement and electronics stores, as well as providing furniture and other product assembly services, audit services, in-store events, technology services and marketing research. The Company has supplied these project and product services in the United States since certain of its predecessors were formed in 1979 and internationally since the Company acquired its first international subsidiary in Japan in May 2001. Product services include restocking and adding new products, removing spoiled or outdated products, resetting categories "on the shelf" in accordance with client or store schematics, confirming and replacing shelf tags, setting new sale or promotional product displays and advertising, replenishing kiosks, demonstrating or promoting a product, providing in-store event staffing services and providing assembly services in stores, homes and offices. Audit services include price audits, point of sale audits, out of stock audits, intercept surveys and planogram audits. Other merchandising services include whole store or departmental product sets or resets (including new store openings), new product launches, in-store demonstrations, special seasonal or promotional merchandising, focused product support and product recalls. The Company currently does business in 10 countries that encompass approximately 50% of the total world population through its operations in the United States, Australia, Brazil, Canada, China, India, Japan, Mexico, South Africa and Turkey. For more information, please visit the SPAR Group's website at http://www.sparinc.com.

Forward-Looking Statements

This Press Release contains "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company"), will be filed shortly in a Current Report on Form 8-K by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for the year ended December 31, 2016 (the "Annual Report"), which was filed by SGRP with the SEC on April 17, 2017, and SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 18, 2017 (the "Proxy Statement"), which SGRP filed with the SEC on April 28, 2017, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Press Release may include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's corporate strategic objectives (growth, customer value, employee development, greater productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company’s client base and contacts, continuing to strengthen the Company’s balance sheet, growing revenues and improving profitability through organic growth, new business developments and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include, in particular and without limitation, those made in "Business", "Risk Factors", "Legal Proceedings", and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue", "plan", "project" or similar words or variations or negatives of those words. You should carefully consider (and not place undue reliance on) the Company's forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Press Release, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) to differ materially from the performance or condition planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP's Common Stock.

You should carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Company Contact:

James R. Segreto

Chief Financial Officer

SPAR Group, Inc.

(914) 332-4100

Investor Contact:

Dave Mossberg

Three Part Advisors

(817) 310-0051